UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 20, 2024

Zevra Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
	(Commission File	(I.R.S. Employer Identification
(State or Other Jurisdiction of Incorporation)	Number)	No.)

1180 Celebration Boulevard, Suite 103,
Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZVRA	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01          Regulation FD Disclosure.

On September 20, 2024, Zevra Therapeutics, Inc., a rare disease therapeutics company (the Company), issued a press release announcing that the U.S. Food and Drug Administration (FDA) has approved MIPLYFFA™ (MY-PLY-FAH) (arimoclomol) capsules as an orally delivered treatment for Niemann-Pick disease type C (NPC). The first NPC drug approved by the FDA, MIPLYFFA is indicated for use in combination with miglustat for the treatment of neurological manifestations of NPC in adult and pediatric patients 2 years of age and older.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.          Other Events.

As noted in Item 7.01 above, on September 20, 2024, the Company announced that the FDA approved MIPLYFFA capsules as an orally delivered treatment for NPC. In addition, the Company announced that it has received a rare pediatric disease priority review voucher in conjunction with the approval.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding upcoming events or Zevra’s participation at such events. Forward-looking statements are based on information currently available to Zevra and its current plans or expectations. They are subject to several known and unknown uncertainties, risks, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the "Risk Factors" section of Zevra’s Annual Report on Form 10-K for the year ended December 31, 2023, Zevra’s quarterly report for the three months ended June 30, 2024, and Zevra’s other filings with the Securities and Exchange Commission. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we cannot assure that such expectations will prove correct. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 20, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zevra Therapeutics, Inc.

Date: September 20, 2024	By:	/s/ Timothy J. Sangiovanni
Timothy J. Sangiovanni, CPA
Senior Vice President, Finance and Corporate Controller